UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 29, 2008

                           JACKSONVILLE BANCORP, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                      00049792                 33-1002258
  --------------------------      ---------------------      ------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1211 West Morton Avenue, Jacksonville, Illinois                       62650
-----------------------------------------------                     --------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (217) 245-4111
                                                     --------------


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events
           ------------

     On May 29, 2008, Jacksonville Bancorp, Inc. was advised that Dr. Harvey D. Scott, III died in an automobile accident. Dr. Scott served as a director of Jacksonville Bancorp, Inc. since its inception and served as a director of Jacksonville Savings Bank since 1991. Dr. Scott also served as a director of the Bank's wholly-owned subsidiary, Financial Resources Group, Inc. Dr. Scott was a member of Jacksonville Bancorp, Inc.'s compensation committee.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

(a)  Financial Statements of Businesses Acquired. Not applicable.

(b)  Pro Forma Financial Information. Not applicable.

(c)  Shell Company Transactions. Not applicable.

(d)  Exhibits. Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           JACKSONVILLE BANCORP, INC.



DATE:  June 3, 2008                    By: /s/ Richard A. Foss
                                           --------------------------------
                                           Richard A. Foss
                                           President and Chief Executive Officer